Schedule of Investments PIMCO Income Strategy Fund II	April 30, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 134.3% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 13.8%
Advanz Pharma Corp. 6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$4,685	$4,107
Al Convoy (Luxembourg) SARL 4.635% - 4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		78	74
Alphabet Holding Co., Inc. 3.904% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	88
Altice France S.A. 4.814% (LIBOR03M + 4.000%) due 08/14/2026 ~		296	276
Arconic Corp. 3.240% (LIBOR03M + 2.750%) due 03/25/2027 «~		32	32
Banijay Entertainment U.S. Holdings TBD% due 03/04/2025 «		16	15
CenturyLink, Inc. 2.654% (LIBOR03M + 2.250%) due 03/15/2027 ~		271	257
CityCenter Holdings LLC 3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		247	219
Clay Holdco BV 4.500% (EUR003M + 4.500%) due 10/30/2025 ~	EUR	1,969	2,012
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$377	289
DTEK Trading S.A. 5.404% (LIBOR03M + 5.000%) due 06/30/2023 ~		2,948	1,385
Dubai World (3.000% Cash and 1.750% PIK) 4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		5,451	5,097
Elanco Animal Health, Inc. TBD% due 02/04/2027		132	128
Emerald TopCo, Inc. 3.904% - 4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~		113	107
Envision Healthcare Corp. 4.154% (LIBOR03M + 3.750%) due 10/10/2025 ~		16,865	11,848
EyeCare Partners LLC
0.500% due 02/18/2027 µ		11	10
4.822% (LIBOR03M + 3.750%) due 02/05/2027 ~		48	41
Financial & Risk U.S. Holdings, Inc. 3.654% (LIBOR03M + 3.250%) due 10/01/2025 ~		691	678
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		350	294
Froneri International PLC
2.654% (LIBOR03M + 2.250%) due 01/29/2027 ~		122	114
Frontier Communications Corp. 5.210% - 5.350% (LIBOR03M + 3.750%) due 06/15/2024 ~		585	573
Ingersoll Rand Co. Ltd. 2.154% (LIBOR03M + 1.750%) due 03/01/2027 ~		54	51
Innophos, Inc. 4.614% (LIBOR03M + 3.750%) due 02/04/2027 «~		23	22
IRB Holding Corp. 3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 ~		945	830
Jefferies Finance LLC 3.688% (LIBOR03M + 3.250%) due 06/03/2026 ~		23	20
McDermott International, Inc.
0.500% - 10.647% (LIBOR03M + 9.000%) due 10/21/2020 ~		2,788	2,681
10.647% (LIBOR03M + 9.000%) due 10/21/2020 ~		1,714	1,648
McDermott Technology Americas, Inc. TBD% due 05/09/2025 ^(e)		4,611	1,491
Messer Industrie GmbH 3.950% (LIBOR03M + 2.500%) due 03/01/2026 ~		71	68
MH Sub LLC 4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~		117	109
Nascar Holdings, Inc. 3.375% (LIBOR03M + 2.750%) due 10/19/2026 ~		73	68
NCI Building Systems, Inc. 4.579% (LIBOR03M + 3.750%) due 04/12/2025 ~		39	34
Neiman Marcus Group Ltd. LLC 7.500% (LIBOR03M + 6.000%) due 10/25/2023 ~		10,979	4,364
Neiman Marcus Group Ltd. LLC (7.000% Cash and 1.000% PIK) 8.000% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)		8,499	3,216
Ortho-Clinical Diagnostics S.A. 4.266% (LIBOR03M + 3.250%) due 06/30/2025 ~		614	550
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^«(e)		100	100
Parexel International Corp. 3.154% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	81

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

PetSmart, Inc. 5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		138	134
Playtika Holding Corp. 7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~		3,964	3,934
PUG LLC 3.904% (LIBOR03M + 3.500%) due 02/12/2027 «~		36	30
Reynolds Consumer Products, Inc. 2.154% (LIBOR03M + 1.750%) due 02/04/2027 ~		100	97
Sequa Mezzanine Holdings LLC 10.000% (LIBOR03M + 9.000%) due 04/28/2022 ~		90	64
Sotera Health Holdings LLC 5.500% (LIBOR03M + 4.500%) due 12/13/2026 ~		146	141
Starfruit Finco BV 3.864% (LIBOR03M + 3.000%) due 10/01/2025 ~		182	167
Summer (BC) Holdco B SARL
6.906% (LIBOR03M + 5.000%) due 12/04/2026 «~		2,649	2,239
6.917% (LIBOR03M + 5.000%) due 12/04/2026 «~		664	561
Sunshine Luxembourg SARL 5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		207	191
Syniverse Holdings, Inc. 6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		8,836	6,265
U.S. Renal Care, Inc. 5.438% (LIBOR03M + 5.000%) due 06/26/2026 ~		453	431
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		4,208	3,729
Westmoreland Mining Holdings LLC 9.093% (LIBOR03M + 8.250%) due 03/15/2022 «~		1,053	1,043
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(d)		3,610	2,347
Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		6,474	4,030
8.250% (PRIME + 5.000%) due 03/29/2021 «~		10,906	6,871
Zayo Group Holdings, Inc. 3.404% (LIBOR03M + 3.000%) due 03/09/2027 ~		200	188
Total Loan Participations and Assignments (Cost $105,301)			75,439
CORPORATE BONDS & NOTES 57.2%
BANKING & FINANCE 23.9%
Ally Financial, Inc. 8.000% due 11/01/2031		1,445	1,706
Ambac LSNI LLC 6.450% due 02/12/2023 •(m)		478	457
Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	3,380	3,857
8.375% due 07/15/2023		8,648	9,869
8.625% due 07/15/2023		$600	573
Banco BTG Pactual S.A. 4.500% due 01/10/2025		200	188
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	800	243
Bank of Ireland 7.375% due 06/18/2020 •(i)(j)	EUR	200	214
Barclays Bank PLC 7.625% due 11/21/2022 (j)		$4,400	4,617
Barclays PLC
7.125% due 06/15/2025 •(i)(j)	GBP	1,200	1,438
7.750% due 09/15/2023 •(i)(j)		$1,000	966
7.875% due 09/15/2022 •(i)(j)	GBP	415	518
8.000% due 06/15/2024 •(i)(j)		$400	399
BGC Partners, Inc. 3.750% due 10/01/2024		1,200	1,126
Brookfield Finance, Inc.
3.900% due 01/25/2028		12	12
4.700% due 09/20/2047		142	144
Cantor Fitzgerald LP
4.875% due 05/01/2024		31	30
6.500% due 06/17/2022 (m)		8,500	8,764
CBL & Associates LP 5.950% due 12/15/2026		2,716	735
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)(m)		300	320
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	202
7.500% due 12/11/2023 •(i)(j)		7,243	7,687
Emerald Bay S.A. 0.000% due 10/08/2020 (h)	EUR	1,873	1,991
Equitable Holdings, Inc. 5.000% due 04/20/2048		$9	9
ESH Hospitality, Inc. 4.625% due 10/01/2027		58	53
Flagstar Bancorp, Inc. 6.125% due 07/15/2021		3,500	3,518

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		377	312
6.750% due 03/15/2022		482	438
GSPA Monetization Trust 6.422% due 10/09/2029		3,266	3,225
HSBC Bank PLC 6.330% due 05/23/2023		5,900	5,510
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	246
6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,070	2,357
6.500% due 03/23/2028 •(i)(j)		$300	298
Hunt Cos., Inc. 6.250% due 02/15/2026		26	22
Indian Railway Finance Corp. Ltd. 3.249% due 02/13/2030		200	189
ING Groep NV 5.750% due 11/16/2026 •(i)(j)		400	385
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		68	65
Ladder Capital Finance Holdings LLLP 4.250% due 02/01/2027		37	26
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		5,999	5,943
7.625% due 06/27/2023 •(i)(j)	GBP	2,300	2,880
7.875% due 06/27/2029 •(i)(j)		6,518	8,836
LoanCore Capital Markets LLC 6.875% due 06/01/2020 (m)		$200	192
Navient Corp. 5.625% due 08/01/2033		48	37
Newmark Group, Inc. 6.125% due 11/15/2023		62	57
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		1,212	1,182
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		3,080	2,953
8.000% due 08/10/2025 •(i)(j)(m)		5,990	6,258
8.625% due 08/15/2021 •(i)(j)		2,100	2,151
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,025	2,373
7.375% due 06/24/2022 •(i)(j)		4,100	4,821
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	188
7.375% due 10/04/2023 •(i)(j)		600	564
Springleaf Finance Corp.
5.625% due 03/15/2023		1,172	1,121
6.125% due 03/15/2024		134	126
6.875% due 03/15/2025		104	99
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	626	1,011
6.052% due 10/13/2039		2,304	3,798
TP ICAP PLC 5.250% due 01/26/2024 (m)		2,980	3,957
UniCredit SpA 7.830% due 12/04/2023 (m)		$4,160	4,573
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	2,897	4,036
Uniti Group LP 7.875% due 02/15/2025		$5,637	5,461
Voyager Aviation Holdings LLC 8.500% due 08/15/2021 (m)		6,929	5,732
			131,058
INDUSTRIALS 23.1%
Albertsons Cos., Inc.
3.500% due 02/15/2023		22	22
4.625% due 01/15/2027		10	10
4.875% due 02/15/2030		20	20
Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	103
7.500% due 05/15/2026 (m)		$2,600	2,723
Altice France S.A. 7.375% due 05/01/2026 (m)		1,112	1,167
Arconic Corp. 6.125% due 02/15/2028		32	31
Associated Materials LLC 9.000% due 01/01/2024		788	682
Avon International Capital PLC 6.500% due 08/15/2022		26	24
B.C. Unlimited Liability Co. 4.375% due 01/15/2028		34	33
Baffinland Iron Mines Corp. 8.750% due 07/15/2026		1,100	973
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (h)		150	96

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

Boeing Co.
4.508% due 05/01/2023 (c)		478	478
4.875% due 05/01/2025 (c)		478	478
5.040% due 05/01/2027 (c)		382	382
5.150% due 05/01/2030 (c)		478	478
5.705% due 05/01/2040 (c)		796	796
5.805% due 05/01/2050 (c)		596	596
5.930% due 05/01/2060 (c)		796	796
Bombardier, Inc.
6.000% due 10/15/2022		32	24
6.125% due 01/15/2023		830	598
7.500% due 03/15/2025		777	507
7.875% due 04/15/2027		2,803	1,833
Camelot Finance S.A. 4.500% due 11/01/2026		9	9
CCO Holdings LLC
4.500% due 08/15/2030		170	172
4.750% due 03/01/2030		176	180
Centene Corp. 4.750% due 01/15/2025		178	183
Citrix Systems, Inc. 3.300% due 03/01/2030		78	79
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		176	147
Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		7,950	7,443
6.625% due 02/15/2025		2,918	2,695
8.000% due 03/15/2026 (m)		494	476
8.625% due 01/15/2024 (m)		846	830
Connect Finco SARL 6.750% due 10/01/2026		62	59
Corning, Inc. 5.450% due 11/15/2079		77	86
CVS Pass-Through Trust 7.507% due 01/10/2032		816	963
Dell International LLC 6.020% due 06/15/2026 (m)		2,534	2,746
Diamond Resorts International, Inc. 10.750% due 09/01/2024 (m)		1,738	1,119
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		1,670	1,502
Eldorado Resorts, Inc. 6.000% due 09/15/2026 (m)		2,200	2,221
Energy Transfer Operating LP
2.900% due 05/15/2025		39	36
3.750% due 05/15/2030		86	78
5.000% due 05/15/2050		78	70
Envision Healthcare Corp. 8.750% due 10/15/2026		2,356	800
Exela Intermediate LLC 10.000% due 07/15/2023		120	23
Ferroglobe PLC 9.375% due 03/01/2022		1,700	641
First Quantum Minerals Ltd.
6.500% due 03/01/2024		1,452	1,287
6.875% due 03/01/2026		1,000	882
Flex Ltd. 4.875% due 06/15/2029		17	17
Ford Motor Co. 7.700% due 05/15/2097 (m)		9,770	8,549
Fresh Market, Inc. 9.750% due 05/01/2023		7,590	4,782
Frontier Finance PLC 8.000% due 03/23/2022	GBP	4,600	5,983
Full House Resorts, Inc.
8.575% due 01/31/2024		$291	281
9.738% due 02/02/2024		25	24
General Electric Co.
5.875% due 01/14/2038		22	25
6.150% due 08/07/2037		6	7
6.875% due 01/10/2039		9	11
Griffon Corp. 5.750% due 03/01/2028		24	23
HCA, Inc.
3.500% due 09/01/2030		90	86
7.500% due 11/15/2095		1,200	1,330
iHeartCommunications, Inc.
6.375% due 05/01/2026		1,177	1,118
8.375% due 05/01/2027		390	327
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (d)	EUR	300	296
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)		200	197
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		$468	402

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)		345	303
Innophos Holdings, Inc. 9.375% due 02/15/2028		124	120
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(e)		52	10
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024 ^(e)		8,223	4,812
9.750% due 07/15/2025 ^(e)		3,180	1,861
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)(m)		1,508	234
8.125% due 06/01/2023 ^(e)(m)		7,535	659
Kinder Morgan, Inc. 7.800% due 08/01/2031 (m)		3,500	4,373
Laredo Petroleum, Inc.
9.500% due 01/15/2025		18	8
10.125% due 01/15/2028		19	8
LifePoint Health, Inc. 4.375% due 02/15/2027		8	8
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		50	13
Mattel, Inc. 5.875% due 12/15/2027		15	15
Micron Technology, Inc. 5.327% due 02/06/2029		156	179
NCL Corp. Ltd. 3.625% due 12/15/2024		76	49
Netflix, Inc.
3.625% due 06/15/2030	EUR	200	222
3.875% due 11/15/2029		634	716
4.625% due 05/15/2029		200	237
4.875% due 06/15/2030		$100	108
5.375% due 11/15/2029		62	68
New Albertson's LP 6.570% due 02/23/2028 (m)		6,800	6,610
Noble Holding International Ltd. 7.875% due 02/01/2026		262	60
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/28/2020 (h)(i)		401	4
0.000% due 05/29/2020 (h)(i)		700	8
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		455	416
7.250% due 02/01/2028		534	483
Pacific Drilling SA 8.375% due 10/01/2023		405	92
Pan American Energy LLC 26.659% (BADLARPP) due 11/20/2020 ~	ARS	42,700	360
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$110	112
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,276	5,767
4.750% due 02/26/2029		700	579
4.875% due 02/21/2028		1,118	949
5.350% due 02/12/2028		$690	518
5.950% due 01/28/2031		194	141
6.490% due 01/23/2027		80	65
6.500% due 03/13/2027 (m)		2,894	2,362
6.750% due 09/21/2047		50	35
6.840% due 01/23/2030		230	181
6.950% due 01/28/2060		320	226
7.690% due 01/23/2050		120	89
Petronas Capital Ltd.
3.500% due 04/21/2030		400	419
4.550% due 04/21/2050		200	218
4.800% due 04/21/2060		200	232
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	400	377
Prime Security Services Borrower LLC 6.250% due 01/15/2028		$82	74
PTC, Inc.
3.625% due 02/15/2025		31	31
4.000% due 02/15/2028		16	16
QVC, Inc. 5.950% due 03/15/2043		2,979	2,253
Radiate Holdco LLC 6.875% due 02/15/2023		3	3
Radiology Partners, Inc. 9.250% due 02/01/2028		58	56
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026	EUR	200	229
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	1,300	2,103
Sands China Ltd.
4.600% due 08/08/2023 (m)		$200	207
5.125% due 08/08/2025 (m)		200	210

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

5.400% due 08/08/2028 (m)		2,181	2,294
Sensata Technologies, Inc. 4.375% due 02/15/2030		30	29
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		1,909	1,981
Staples, Inc. 7.500% due 04/15/2026		13	10
TEGNA, Inc. 4.625% due 03/15/2028		188	169
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		1,913	1,856
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022		1,369	1,307
Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		612	599
6.000% due 01/31/2025	EUR	100	114
Topaz Solar Farms LLC
4.875% due 09/30/2039		$2,241	2,333
5.750% due 09/30/2039		9,855	10,961
TransDigm, Inc. 5.500% due 11/15/2027		116	99
Transocean Pontus Ltd. 6.125% due 08/01/2025		127	105
Transocean, Inc.
7.250% due 11/01/2025		74	30
7.500% due 01/15/2026		69	27
8.000% due 02/01/2027		134	53
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		19	17
Triumph Group, Inc.
5.250% due 06/01/2022		25	19
6.250% due 09/15/2024		70	56
U.S. Renal Care, Inc. 10.625% due 07/15/2027		69	69
Unigel Luxembourg S.A. 8.750% due 10/01/2026		400	242
United Group BV
3.125% due 02/15/2026	EUR	242	250
3.250% due 02/15/2026 •		100	103
3.625% due 02/15/2028		300	307
4.875% due 07/01/2024		100	108
Univision Communications, Inc. 5.125% due 02/15/2025		$571	505
Valaris PLC
5.750% due 10/01/2044		309	27
7.750% due 02/01/2026		18	2
Vale Overseas Ltd.
6.250% due 08/10/2026		167	184
6.875% due 11/21/2036		53	62
6.875% due 11/10/2039		41	49
Vale S.A. 3.750% due 01/10/2023	EUR	100	111
ViaSat, Inc.
5.625% due 09/15/2025		$83	78
5.625% due 04/15/2027		12	12
Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		46	38
3.100% due 02/01/2025		32	29
4.050% due 02/01/2030		32	29
5.250% due 02/01/2050		32	25
Wyndham Destinations, Inc.
3.900% due 03/01/2023		74	65
4.625% due 03/01/2030		47	40
5.400% due 04/01/2024		10	9
5.750% due 04/01/2027		740	653
Wynn Macau Ltd. 5.125% due 12/15/2029		200	194
YPF S.A. 26.761% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	7,850	67
Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$498	485
6.125% due 03/01/2028		77	73
			126,409
UTILITIES 10.2%
Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		200	182
4.625% due 02/04/2030		200	173
CenturyLink, Inc. 4.000% due 02/15/2027		62	61
DTEK Finance PLC 10.750% due 12/31/2024		1,252	588
Edison International 5.750% due 06/15/2027		65	74

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

Frontier Communications Corp. 8.000% due 04/01/2027		106	109
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (m)		8,000	8,755
Northwestern Bell Telephone 7.750% due 05/01/2030 (m)		12,625	12,759
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		53	43
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		227	78
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		1,445	1,100
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		7,131	882
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		310	318
3.250% due 09/15/2021 ^(e)		96	98
3.250% due 06/15/2023 ^(e)		1,593	1,625
3.300% due 03/15/2027 ^(e)		1,741	1,761
3.400% due 08/15/2024 ^(e)		394	410
3.500% due 06/15/2025 ^(e)		381	392
3.750% due 02/15/2024 ^(e)		174	184
3.750% due 08/15/2042 ^(e)		22	22
3.850% due 11/15/2023 ^(e)		392	410
4.000% due 12/01/2046 ^(e)		8	8
4.250% due 05/15/2021 ^(e)(m)		2,483	2,544
4.300% due 03/15/2045 ^(e)		27	28
4.500% due 12/15/2041 ^(e)		22	23
4.600% due 06/15/2043 ^(e)		18	19
4.650% due 08/01/2028 ^(e)		1,055	1,181
4.750% due 02/15/2044 ^(e)		779	864
5.125% due 11/15/2043 ^(e)		875	972
5.400% due 01/15/2040 ^(e)		18	20
5.800% due 03/01/2037 ^(e)		4,220	4,754
6.050% due 03/01/2034 ^(e)		2,052	2,318
6.250% due 03/01/2039 ^(e)		631	712
6.350% due 02/15/2038 ^(e)		825	935
Petrobras Global Finance BV
5.093% due 01/15/2030		4,895	4,477
6.625% due 01/16/2034	GBP	100	119
RCS & RDS S.A. 2.500% due 02/05/2025	EUR	200	212
Rio Oil Finance Trust
8.200% due 04/06/2028		$250	230
9.250% due 07/06/2024		1,977	1,883
9.750% due 01/06/2027		500	478
Southern California Edison Co.
2.850% due 08/01/2029		16	17
3.650% due 03/01/2028		5	5
3.650% due 02/01/2050		31	34
5.750% due 04/01/2035		10	13
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		40	46
Sprint Corp.
7.125% due 06/15/2024 (m)		430	485
7.625% due 02/15/2025 (m)		494	574
7.625% due 03/01/2026 (m)		2,122	2,518
Talen Energy Supply LLC 6.625% due 01/15/2028		30	28
Transocean Poseidon Ltd. 6.875% due 02/01/2027		114	91
Transocean Sentry Ltd. 5.375% due 05/15/2023		100	78
			55,693
Total Corporate Bonds & Notes (Cost $342,255)			313,160
CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp. 5.000% due 10/01/2024		1,066	1,517
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,764
			4,281
UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024		10	2

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

Total Convertible Bonds & Notes (Cost $5,397)		4,283
MUNICIPAL BONDS & NOTES 5.7%
CALIFORNIA 0.7%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010 7.500% due 10/01/2030	1,200	1,231
San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2009 8.406% due 08/01/2039	1,650	2,566
		3,797
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042	56	62
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	35	38
7.350% due 07/01/2035	20	21
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	100	90
		211
OHIO 2.4%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111	11,000	13,228
VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	810	683
WEST VIRGINIA 2.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	45,700	1,965
7.467% due 06/01/2047	11,810	11,324
		13,289
Total Municipal Bonds & Notes (Cost $26,741)		31,208
U.S. GOVERNMENT AGENCIES 3.5%
Fannie Mae
3.500% due 02/25/2042 (a)	634	66
4.137% due 02/25/2040 •	310	220
4.500% due 11/25/2042 (a)	1,704	263
5.763% due 01/25/2040 •(a)	260	52
Freddie Mac
0.000% due 02/25/2046 (b)(h)	6,583	5,928
0.100% due 02/25/2046 (a)	76,824	42
0.700% due 11/25/2055 ~(a)	34,953	2,711
3.000% due 02/15/2033 (a)	1,459	135
3.500% due 12/15/2032 (a)	2,539	239
6.142% due 11/25/2055 «~	8,476	5,174
8.037% due 12/25/2027 •	2,876	2,256
9.290% due 09/15/2035 •	776	1,206
11.237% due 03/25/2025 •	720	519
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	521	53
4.000% due 10/16/2042 - 10/20/2042 (a)	306	41
Total U.S. Government Agencies (Cost $20,136)		18,905
NON-AGENCY MORTGAGE-BACKED SECURITIES 16.1%
Banc of America Alternative Loan Trust 6.000% due 01/25/2036 ^	80	75
Banc of America Funding Corp. 6.000% due 01/25/2037	4,780	4,421
Banc of America Funding Trust 4.185% due 01/20/2047 ^~	777	698
BCAP LLC Trust
0.013% due 08/26/2037 ~	13,293	9,316
3.642% due 08/28/2037 ~	5,561	5,219
3.932% due 07/26/2037 ~	7,453	7,388
4.509% due 09/26/2036 ~	4,951	4,043
4.863% due 03/26/2037 þ	741	779
5.750% due 12/26/2035 ~	3,136	2,773
6.250% due 11/26/2036	3,356	2,827
6.883% due 05/26/2037 ~	1,070	314
79.993% due 06/26/2036 ~(a)	121	63
Bear Stearns ALT-A Trust
0.987% due 01/25/2036 ^•	950	1,153
3.768% due 09/25/2047 ^~	5,158	3,806
3.794% due 11/25/2036 ^~	374	288

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

3.926% due 11/25/2035 ~	5,257	4,206
4.246% due 09/25/2035 ^~	454	327
CD Mortgage Trust 5.688% due 10/15/2048	1,536	889
Chase Mortgage Finance Trust
3.789% due 12/25/2035 ^~	6	6
5.500% due 05/25/2036 ^	11	10
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	75	74
6.000% due 09/25/2037	855	906
Commercial Mortgage Loan Trust 6.253% due 12/10/2049 ~	1,863	829
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,040	1,621
6.000% due 08/25/2037 ^~	966	762
Countrywide Alternative Loan Trust
3.915% due 04/25/2036 ^~	898	793
5.500% due 03/25/2035	255	164
5.500% due 01/25/2036	470	388
5.750% due 01/25/2035	243	242
5.750% due 02/25/2035	304	284
5.750% due 12/25/2036 ^	729	452
6.000% due 02/25/2035	357	341
6.000% due 04/25/2036	452	286
6.000% due 04/25/2037 ^	1,542	998
6.250% due 11/25/2036 ^	621	531
6.250% due 12/25/2036 ^•	530	348
6.500% due 08/25/2036 ^	437	238
Countrywide Home Loan Mortgage Pass-Through Trust
1.067% due 03/25/2035 ^•	3,738	2,948
6.000% due 07/25/2037	1,424	930
6.250% due 09/25/2036 ^	498	333
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^	387	295
Credit Suisse Mortgage Capital Certificates 4.096% due 10/26/2036 ~	7,022	4,829
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^	145	103
First Horizon Mortgage Pass-Through Trust
3.844% due 05/25/2037 ^~	211	134
4.500% due 11/25/2035 ^~	183	149
GS Mortgage Securities Trust 5.622% due 11/10/2039	682	522
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,503	1,775
JPMorgan Alternative Loan Trust
3.665% due 03/25/2037 ^~	758	681
3.769% due 03/25/2036 ^~	1,494	1,233
3.864% due 05/25/2036 ^~	1,370	948
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045	115	103
JPMorgan Mortgage Trust
3.706% due 02/25/2036 ^~	236	193
4.008% due 10/25/2035 ~	177	161
6.500% due 09/25/2035	85	78
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^	723	408
5.562% due 02/15/2040 ^~	314	176
Lehman Mortgage Trust
6.000% due 07/25/2037 ^	640	568
6.500% due 09/25/2037 ^	1,973	1,025
Lehman XS Trust 0.707% due 06/25/2047 •	1,580	1,278
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^	457	268
Merrill Lynch Mortgage Investors Trust 3.656% due 03/25/2036 ^~	1,507	969
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ	10	7
Residential Accredit Loans, Inc. Trust
4.831% due 12/26/2034 ^~	775	480
6.000% due 08/25/2036 ^	268	248
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	989	615
6.000% due 07/25/2037 ^	1,398	750
6.250% due 09/25/2037 ^	2,599	1,512
Residential Funding Mortgage Securities, Inc. Trust
4.626% due 09/25/2035 ~	605	422
5.087% due 08/25/2036 ^~	707	668
Structured Adjustable Rate Mortgage Loan Trust
3.649% due 11/25/2036 ^~	1,779	1,561
3.854% due 01/25/2036 ^~	1,876	1,270
SunTrust Adjustable Rate Mortgage Loan Trust 3.931% due 02/25/2037 ^~	182	157
WaMu Mortgage Pass-Through Certificates Trust
3.652% due 02/25/2037 ^~	456	385

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

3.655% due 10/25/2036 ^~		711	589
3.751% due 05/25/2037 ^~		1,073	954
3.981% due 07/25/2037 ^~		780	645
Total Non-Agency Mortgage-Backed Securities (Cost $87,134)			88,228
ASSET-BACKED SECURITIES 16.2%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	853
Apidos CLO
0.000% due 07/22/2026 ~		$1,500	1
0.000% due 01/20/2031 ~		4,500	2,263
Argent Securities Trust 0.677% due 03/25/2036 •		3,552	2,289
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,552
Bear Stearns Asset-Backed Securities Trust
0.627% due 10/25/2036 ^•		$3,541	4,168
6.500% due 10/25/2036 ^		341	239
Belle Haven ABS CDO Ltd. 2.150% due 07/05/2046 •		180,259	225
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	709
0.000% due 10/22/2031 ~		1,500	533
Citigroup Mortgage Loan Trust
0.637% due 12/25/2036 •		14,229	6,741
0.647% due 12/25/2036 •		1,819	1,160
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,366	1,048
Countrywide Asset-Backed Certificates
0.627% due 12/25/2046 •		$11,691	9,797
0.627% due 06/25/2047 ^•		1,337	1,136
0.657% due 03/25/2037 •		1,078	1,008
0.687% due 06/25/2047 ^•		8,803	7,260
Countrywide Asset-Backed Certificates Trust 1.237% due 11/25/2035 •		4,008	3,689
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		8	752
Fremont Home Loan Trust 0.637% due 01/25/2037 •		13,717	6,768
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	147
Home Equity Mortgage Loan Asset-Backed Trust 0.647% due 07/25/2037 •		$2,869	1,661
HSI Asset Securitization Corp. Trust 0.000% due 10/25/2036 (b)(h)		2,719	1,201
Lehman XS Trust 6.290% due 06/24/2046 þ		1,926	1,897
Long Beach Mortgage Loan Trust 0.787% due 01/25/2036 •		3,989	3,222
Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	2,510
0.000% due 03/15/2030 «(h)		6	2,161
Merrill Lynch Mortgage Investors Trust 1.267% due 04/25/2037 •		471	254
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		595	363
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,445
SLM Student Loan Trust 0.000% due 01/25/2042 «(h)		4	2,151
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	791
0.000% due 10/15/2048 «(h)		1	580
SoFi Consumer Loan Program LLC 0.000% due 11/25/2026 «(h)		46	1,598
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	1,335
0.000% due 07/25/2040 «(h)		21	657
0.000% due 09/25/2040 (h)		1,758	733
South Coast Funding Ltd. 2.501% due 08/10/2038 •		11,961	1,849
Taberna Preferred Funding Ltd.
2.121% due 08/05/2036 •		312	259
2.121% due 08/05/2036 ^•		6,156	5,125
2.251% due 12/05/2036 •		4,918	4,045
2.370% due 07/05/2035 •		2,742	2,338
Total Asset-Backed Securities (Cost $109,961)			88,513
SOVEREIGN ISSUES 3.2%
Argentina Government International Bond
1.000% due 08/05/2021	ARS	54,947	428
2.500% due 07/22/2021		17,471	139
3.375% due 01/15/2023	EUR	200	55
3.380% due 12/31/2038 þ		3,270	947

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

5.250% due 01/15/2028		200	51
6.250% due 11/09/2047		100	25
7.820% due 12/31/2033		9,789	3,503
15.500% due 10/17/2026	ARS	61,630	286
22.179% (BADLARPP + 2.000%) due 04/03/2022 ~		63,722	411
30.016% (BADLARPP) due 10/04/2022 ~		51	0
38.037% (ARLLMONP) due 06/21/2020 ~		121,111	1,026
Autonomous City of Buenos Aires Argentina
22.292% (BADLARPP + 5.000%) due 01/23/2022 ~		93,360	711
23.611% due 03/29/2024 ~		251,512	1,532
Autonomous Community of Catalonia 4.900% due 09/15/2021	EUR	1,500	1,739
Ghana Government International Bond
6.375% due 02/11/2027		$700	542
7.875% due 02/11/2035		600	454
8.750% due 03/11/2061		400	303
Provincia de Buenos Aires 22.968% due 04/12/2025 ~	ARS	363,012	1,819
South Africa Government International Bond
4.850% due 09/30/2029		$1,200	1,037
5.750% due 09/30/2049		1,200	943
Turkey Government International Bond 7.625% due 04/26/2029		500	495
Turkiye Ihracat Kredi Bankasi A/S 8.250% due 01/24/2024		200	206
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,205	1,025
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$248	21
8.250% due 10/13/2024 ^(e)		28	2
9.250% due 09/15/2027 ^(e)		315	27
Total Sovereign Issues (Cost $44,184)			17,727
		SHARES
COMMON STOCKS 1.1%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (f)		549,096	530
iHeartMedia, Inc. «(f)		412	3
iHeartMedia, Inc. 'A' (f)		30,657	215
			748
CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)		486,164	4,696
ENERGY 0.0%
Forbes Energy Services Ltd. (f)(k)		21,825	2
INDUSTRIALS 0.1%
Westmoreland Mining Holdings LLC «(f)(k)		53,248	453
Total Common Stocks (Cost $11,540)			5,899
WARRANTS 0.3%
COMMUNICATION SERVICES 0.2%
iHeartMedia, Inc. - Exp. 05/01/2039		199,662	1,402
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		819,000	312
Total Warrants (Cost $4,130)			1,714
PREFERRED SECURITIES 3.8%
BANKING & FINANCE 1.4%
AGFC Capital Trust 2.969% (US0003M + 1.750%) due 01/15/2067 ~		1,800,000	611
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)		400,000	424
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		70,000	69

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

Nationwide Building Society 10.250% ~		35,500	6,573
			7,677
INDUSTRIALS 2.4%
General Electric Co. 5.000% due 01/21/2021 •(i)		268,000	221
Sequa Corp. (12.000% PIK) 12.000% «(d)		20,249	13,135
			13,356
Total Preferred Securities (Cost $24,069)			21,033
REAL ESTATE INVESTMENT TRUSTS 1.4%
REAL ESTATE 1.4%
VICI Properties, Inc.		423,584	7,379
Total Real Estate Investment Trusts (Cost $5,525)			7,379
SHORT-TERM INSTRUMENTS 11.2%
REPURCHASE AGREEMENTS (l) 7.3%			40,027
		PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.0%
Argentina Government International Bond 1.100% due 04/17/2021	ARS	24,100	196
ARGENTINA TREASURY BILLS 0.2%
23.437% due 07/31/2020 ~		22,315	187
25.428% due 08/28/2020 ~		18,335	149
31.539% due 05/28/2020 ~		12,931	115
31.898% due 06/22/2020 ~		11,000	98
32.490% due 05/13/2020 - 10/29/2020 (c)(g)(h)		84,902	753
			1,302
U.S. TREASURY BILLS 3.7%
0.148% due 05/12/2020 - 09/24/2020 (c)(g)(h)(o)(q)		$20,352	20,350
Total Short-Term Instruments (Cost $62,388)			61,875
Total Investments in Securities (Cost $848,761)			735,363
Total Investments 134.3% (Cost $848,761)			$735,363
Financial Derivative Instruments (n)(p) (0.7)%(Cost or Premiums, net $3,680)			(3,970)
Auction Rate Preferred Shares (16.0)%			(87,425)
Other Assets and Liabilities, net (17.6)%			(96,303)
Net Assets Applicable to Common Shareholders 100.0%			$547,665

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.	10/09/2014 - 12/03/2014	$943	$2	0.00%
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,535	453	0.08
$2,478	$455	0.08%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.080%	04/30/2020	05/01/2020	$15,100	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	$(15,392)	$15,100	$15,100
FICC	0.000	04/30/2020	05/01/2020	2,927	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	(2,987)	2,927	2,927
MBC	0.070	04/30/2020	05/01/2020	15,100	U.S. Treasury Notes 1.750% due 10/31/2020	(15,726)	15,100	15,100
TDM	0.070	04/30/2020	05/01/2020	6,900	U.S. Treasury Inflation Protected Securities 0.750% due 02/15/2045	(6,873)	6,900	6,900
Total Repurchase Agreements	$(40,978)	$40,027	$40,027
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	1.500%	04/16/2020	TBD(3)	$(426)	$(426)
BOS	1.250	04/09/2020	05/14/2020	(7,391)	(7,397)
BPS	1.200	04/16/2020	07/16/2020	GBP	(2,651)	(3,340)
1.750	04/06/2020	05/11/2020	$(2,068)	(2,071)
1.750	04/09/2020	05/14/2020	(4,581)	(4,586)
1.900	04/16/2020	06/15/2020	(284)	(284)
1.950	04/16/2020	06/15/2020	(1,118)	(1,119)
BRC	0.500	03/25/2020	TBD(3)	(115)	(115)
CDC	1.900	04/09/2020	05/12/2020	(7,791)	(7,800)
CIB	2.050	04/27/2020	06/01/2020	(2,276)	(2,276)
2.450	04/09/2020	05/08/2020	(10,941)	(10,957)
CIW	1.750	04/16/2020	05/15/2020	(2,217)	(2,219)
CSG	1.750	04/09/2020	TBD(3)	(3,734)	(3,738)
JML	0.200	04/15/2020	07/15/2020	EUR	(1,450)	(1,589)
0.750	04/17/2020	07/17/2020	GBP	(144)	(182)
0.750	04/28/2020	07/24/2020	(2,572)	(3,240)
NOM	2.300	04/07/2020	05/08/2020	$(2,502)	(2,506)
RDR	1.150	03/17/2020	TBD(3)	(5,022)	(5,029)
RTA	2.400	04/15/2020	06/01/2020	(160)	(160)
2.469	04/15/2020	07/15/2020	(7,760)	(7,769)
2.614	04/07/2020	05/07/2020	(2,072)	(2,076)
2.614	04/08/2020	05/08/2020	(5,621)	(5,630)
2.732	04/06/2020	05/06/2020	(1,593)	(1,596)
2.732	04/28/2020	05/06/2020	(3,437)	(3,437)
SBI	0.250	03/18/2020	TBD(3)	(783)	(783)
SOG	1.350	03/23/2020	05/08/2020	(8,611)	(8,624)
TDM	0.850	04/28/2020	TBD(3)	(2,628)	(2,628)
UBS	2.000	04/15/2020	05/15/2020	(3,925)	(3,928)
2.100	04/07/2020	05/07/2020	(1,989)	(1,992)
Total Reverse Repurchase Agreements	$(97,497)
(m)	Securities with an aggregate market value of $117,451 and cash of $1,064 have been pledged as collateral under the terms of master agreements as of April 30, 2020.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended April 30, 2020 was $(109,346) at a weighted average interest rate of 1.962%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	18.213%	$2,300	$(4)	$(661)	$(665)	$0	$(11)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	17.815	1,600	(7)	(473)	(480)	0	(9)
$(11)	$(1,134)	$(1,145)	$0	$(20)
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$145,200	$(4,603)	$(5,062)	$(9,665)	$0	$(54)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	149,020	9,092	10,059	19,151	110	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026	26,800	1,267	1,839	3,106	12	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	49,000	343	7,251	7,594	0	(8)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	75,000	4,675	12,175	16,850	0	(45)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	201,500	(6,573)	130,969	124,396	0	(1,515)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049	12,500	(50)	(4,859)	(4,909)	123	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	25,800	(186)	(8,114)	(8,300)	259	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	107,500	202	(23,621)	(23,419)	1,044	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	21,100	(49)	(5,281)	(5,330)	209	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	74,000	(263)	(15,616)	(15,879)	701	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	22,000	(85)	(6,164)	(6,249)	209	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	6,000	(18)	(2,322)	(2,340)	60	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	646	847	12	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	13,100	240	(264)	(24)	0	(123)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	2,100	(2)	(69)	(71)	0	(21)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	25,900	269	(1,120)	(851)	0	(152)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	2,300	35	(303)	(268)	0	(24)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050	900	22	(127)	(105)	0	(16)
$4,517	$90,017	$94,534	$2,739	$(1,958)
Total Swap Agreements	$4,506	$88,883	$93,389	$2,739	$(1,978)
(o)	Securities with an aggregate market value of $1,323 and cash of $14,681 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2020.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BOA	05/2020	$862	PEN	2,948	$10	$0
07/2020	24	RUB	1,867	1	0
BPS	05/2020	EUR	2,369	$2,593	0	(4)
05/2020	GBP	865	1,081	0	(9)
05/2020	$3,894	EUR	3,578	27	0
05/2020	5,543	GBP	4,454	67	0
BRC	05/2020	GBP	50,221	$61,428	0	(1,825)
05/2020	$1,565	GBP	1,265	28	0
CBK	05/2020	GBP	1,152	$1,440	0	(10)
05/2020	$2,774	EUR	2,563	35	0
05/2020	55,190	GBP	44,347	665	0
06/2020	GBP	44,347	$55,198	0	(663)
06/2020	INR	238,115	3,148	0	(9)
06/2020	$770	PEN	2,593	0	(4)
09/2020	1,322	4,523	11	0
DUB	05/2020	BRL	524	$102	6	0
05/2020	$96	BRL	524	0	0
GLM	05/2020	MXN	113,206	$4,532	0	(165)
05/2020	$2,671	GBP	2,172	65	0
05/2020	3,029	MXN	75,288	95	0
06/2020	MXN	75,288	$3,007	0	(96)
07/2020	$26	RUB	2,026	1	0
HUS	05/2020	AUD	134	$82	0	(5)
05/2020	BRL	524	96	0	0
05/2020	$97	BRL	524	0	(1)
05/2020	648	EUR	602	11	0
05/2020	5,770	MXN	113,206	0	(1,073)
06/2020	BRL	524	$97	1	0
06/2020	IDR	46,626,580	3,094	0	(23)
06/2020	$160	RUB	12,385	6	0
JPM	05/2020	MXN	75,288	$3,119	0	(5)
06/2020	$4,231	MXN	80,859	0	(899)
MYI	06/2020	3,348	IDR	46,489,561	0	(240)
SCX	05/2020	EUR	32,165	$35,337	90	0
05/2020	$744	PEN	2,545	8	0
05/2020	111	RUB	8,750	7	0
06/2020	EUR	27,791	$30,456	0	(15)
06/2020	$3,312	INR	239,378	0	(139)
SOG	06/2020	RUB	12,385	$164	0	(2)
Total Forward Foreign Currency Contracts	$1,134	$(5,187)
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	5.101%	$1,000	$(195)	$30	$0	$(165)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	5.101	1,400	(278)	46	0	(232)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	5.101	1,700	(353)	72	0	(281)
Total Swap Agreements	$(826)	$148	$0	$(678)
(q)

Securities with an aggregate market value of $3,728 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$58,149	$17,290	$75,439
Corporate Bonds & Notes
Banking & Finance	0	131,058	0	131,058
Industrials	4,004	122,405	0	126,409
Utilities	0	55,693	0	55,693
Convertible Bonds & Notes
Industrials	0	4,281	0	4,281
Utilities	0	2	0	2
Municipal Bonds & Notes
California	0	3,797	0	3,797
Illinois	0	211	0	211
Ohio	0	13,228	0	13,228
Virginia	0	683	0	683
West Virginia	0	13,289	0	13,289
U.S. Government Agencies	0	13,731	5,174	18,905
Non-Agency Mortgage-Backed Securities	0	88,228	0	88,228
Asset-Backed Securities	0	75,868	12,645	88,513
Sovereign Issues	0	17,727	0	17,727
Common Stocks
Communication Services	745	0	3	748
Consumer Discretionary	4,696	0	0	4,696
Energy	0	2	0	2
Industrials	0	0	453	453
Warrants
Communication Services	0	1,402	0	1,402
Industrials	0	0	312	312
Preferred Securities
Banking & Finance	0	7,677	0	7,677
Industrials	0	221	13,135	13,356
Real Estate Investment Trusts
Real Estate	7,379	0	0	7,379
Short-Term Instruments
Repurchase Agreements	0	40,027	0	40,027
Short-Term Notes	0	196	0	196
Argentina Treasury Bills	0	1,302	0	1,302
U.S. Treasury Bills	0	20,350	0	20,350
Total Investments	$16,824	$669,527	$49,012	$735,363
Short Sales, at Value - Liabilities
Loan Participations and Assignments	$0	$0	$0	$0
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,739	0	2,739
Over the counter	0	1,134	0	1,134
$0	$3,873	$0	$3,873
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,978)	0	(1,978)
Over the counter	0	(5,865)	0	(5,865)
$0	$(7,843)	$0	$(7,843)
Total Financial Derivative Instruments	$0	$(3,970)	$0	$(3,970)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2020 (Unaudited)

Totals					$16,824	$665,557	$49,012		$731,393

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2020:
Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,094	$20,685	$(509)	$(120)	$(3)	$(6,957)	$100	$0	$17,290	$(6,955)
U.S. Government Agencies	5,155	0	(73)	197	25	(130)	0	0	5,174	(134)
Asset-Backed Securities	17,416	2,143	(3,835)	19	337	(3,433)	0	(2)	12,645	(3,656)
Common Stocks
Industrials	772	0	0	0	0	(319)	0	0	453	(319)
Communication Services	0	0	0	0	0	0	3	0	3	0
Warrants
Industrials	1,519	0	0	0	0	(1,207)	0	0	312	(1,207)
Preferred Securities
Industrials	22,207	1,546	0	0	0	(10,618)	0	0	13,135	(10,618)
Totals	$51,163	$24,374	$(4,417)	$96	$359	$(22,664)	$103	$(2)	$49,012	$(22,889)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 04/30/2020	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average%
Investments in Securities, at Value
Loan Participations and Assignments		$4,030	Reference Instrument			Liquidity Discount			0.750	—
		13,260	Third Party Vendor			Broker Quote			63.000 - 100.250	71.230
U.S. Government Agencies		5,174	Proxy Pricing			Base Price			61.040	—
Asset-Backed Securities		12,645	Proxy Pricing			Base Price			3,071.850 - 100,000.000	41,514.335
Common Stocks
Industrials		453	Other Valuation Techniques(2)			—			—	—
Communication Services		3	Other Valuation Techniques(2)			—			—	—
Warrants
Industrials		312	Other Valuation Techniques(2)			—			—	—
Preferred Securities
Industrials		13,135	Fundamental Valuation			Company Equity Value			$475,300,000.000	—
Total		$49,012
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	CSG	Credit Suisse AG Cayman	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.
BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SBI	Citigroup Global Markets Ltd.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London
CDC	Natixis Securities Americas LLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	EUR003M	3 Month EUR Swap Rate	PRIME	Daily US Prime Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate